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                                                               EXHIBIT 10.80
[SEAL]

         Prescribed by                                      Approved_______
         Bob Taft, Secretary of State                       Date___________
         30 East Broad Street, 14th Floor                   Fee____________
         Columbus, Ohio 43266-0418
         Form MER (July 1994)

                             CERTIFICATE OF MERGER

     In accordance with the requirements of 0hio law, the undersigned corporations, limited liability companies and/or limited partnerships, desiring to effect a merger, set forth the following facts:

I.   SURVIVING ENTITY

     A.  The name of the entity surviving the merger is:

        Bankers Hazard Determination Services, Inc.
     ------------------------------------------------------------------------

     ------------------------------------------------------------------------
     (if the surviving entity is an Ohio limited partnership or qualified foreign limited partnership, its registration number must be provided)


     B. Name change: As a result of this merger, the name of the surviving entity has been changed to the following: Geotrac of America, Inc.
                                                    -------------------------

          -------------------------------------------------------------------
          (complete only if the name of surviving entity is changing through the merger)

    C. The surviving entity is a: (Please check the appropriate box and fill in the appropriate blanks)

    [ ]   Domestic (Ohio) corporation

    [ ]   Foreign (Non-Ohio) corporation incorporated under the laws of the
          state/country of          and licensed to transact business in the
                           --------
          state of Ohio.

    [X] Foreign (Non-Ohio) corporation incorporated under the laws of the state/country of Florida, and NOT licensed to transact business in
                           -------
          the state of Ohio.

    [ ]   Domestic (Ohio) limited liability company

    [ ]   Foreign (Non-Ohio) limited liability company organized under the
          laws of the state/country of                 , and registered to do
                                       ----------------
          business in the state of Ohio.

    [ ]   Foreign (Non-Ohio) limited liability company organized under the
          laws of the state/country of           , and NOT registered to do
                                      -----------
          business in the state of Ohio.

    [ ]   Domestic (Ohio) limited partnership, registration number
                                                                   ---------


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     [ ]  Foreign (Non-Ohio) limited partnership organized under the laws of
          the state/country of                 , and registered to do business
                              -----------------
          in the state of Ohio, under registration number
                                                         --------------------

     [ ]  Foreign (Non-Ohio) limited partnership organized under the laws of
          the state/country of                 , and NOT registered to do
                              -----------------
          business in the state of Ohio.

II.  Merging Entities

     The name, type of entity, and state/country of incorporation or organization, respectively, of each entity, other than the survivor, which is a party to the merger are as follows: (If insufficient space to cover this item, please attach a separate sheet listing the merging entities; Ohio registered or foreign qualified limited partnerships must include registration number)

Name               State/Country of Organization       Type of Entity

Geotrac, Inc.                      Ohio                  corporation
----------------------   -----------------------     ----------------------

----------------------   -----------------------     ----------------------

----------------------   -----------------------     ----------------------

----------------------   -----------------------     ----------------------

----------------------   -----------------------     ----------------------

III. Merger Agreement on File

     The name and mailing address of the person or entity from whom/which eligible persons may obtain a copy of the agreement of merger upon written request:

      Name                   Address

                       Geotrac, Inc.
Daniel J. White        3900 Laylin Road
------------------     ---------------------------------------------
                       (street and number)
                       Norwalk, Ohio 44057
                       ---------------------------------------------
                       (city, village or township) (state) (zip code)

IV.  Effective Date of Merger

     This merger is to be effective:

     On July 31, 1998 (if a date is specified, the date must be a date on or
        -------------
after the date of filing; the effective date of the merger cannot be earlier than the date of filing; if no date is specified, the date of filing will be the effective date of the merger).

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V.   Merger Authorized

     The laws of the state or country under which each constituent entity exists, permits this merger.

     This merger was adopted, approved and authorized by each of the constituent entities in compliance with the laws of the state under which it is organized, and the persons signing this certificate on behalf of each of the constituent entities are duly authorized to do so.

VI.  Statutory Agent

     The name and address of the surviving entity's statutory agent upon whom any process, notice or demand may be served is:

        Name                                Address


-------------------------  -------------------------------------------------
                           (complete street address)


                           -------------------------------------------------
                           (city, village or township)           (zip code)

(This item MUST he completed if the surviving entity is foreign entity which is not licensed, registered or otherwise authorized to conduct or transact business in the State of Ohio)

     Acceptance of Agent

     The undersigned, named herein as the statutory agent for the above referenced surviving entity, hereby acknowledges and accepts the appointment of statutory agent for said entity.


                           --------------------------------------------------
                           Signature of Agent

(The acceptance of agent must he completed by domestic surviving entities if through this merger the statutory agent for the surviving entity has changed, or the named agent differs in any way from the name reflected on the Secretary of State's records.)

VII.  Statement of Merger

      Upon filing, or upon such later date as specified herein, the merging entity/entities listed herein shall merge into the listed surviving entity.

VIII. Amendments

      The articles of incorporation, articles of organization or certificate of limited partnership (strike the inapplicable terms) of the surviving domestic entity herein, are amended as set forth in the attached "Exhibit A"

     (Please note that any amendments to articles of incorporation, articles of organization or to a certificate of limited partnership MUST be attached if the surviving entity is a DOMESTIC corporation, limited liability company, or limited partnership.)

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IX.  Qualificafion or Licensure of Foreign Surviving Entity

     A. The listed surviving foreign corporation, limited liability company, or limited partnership desires to transact business in Ohio as a foreign corporation, foreign limited liability company, or foreign limited partnership, and hereby appoints the following as its statutory agent upon whom process, notice or demand against the entity may be served in the State of Ohio. The name and complete address of the statutory agent is:


                                             2300 BP America Building
    ACFB Incorporated                        200 Public Square
----------------------------------------------------------------------------
(name)                                        (street and number)

      Cleveland                  , Ohio           44114
--------------------------------         -----------------------------------
(city, village or township)                     (zip code)

     The subject surviving foreign corporation, limited liability company or limited partnership irrevocably consents to service of process on the statutory agent listed above as long as the authority of the agent continues, and to service of process upon the Secretary of State if the agent cannot be found, if the corporation, limited liability company or limited partnership fails to designate another agent when required to do so, or if the corporation's, limited liability company's, or limited partnership's license or registration to do business in Ohio expires or is cancelled.

     B. The qualifying entity also states as follows: (complete only if applicable)

         1. Foreign Qualifying Limited Liability Company (If the qualifying entity is a foreign limited liability company, the following information must be completed)

              a. The name of the limited liability company in its state of organization/registration is
                                                ----------------------------

                   ---------------------------------------------------------

              b. The name under which the limited liability company desires to transact business in Ohio is
                                                   --------------------------

              c.   The limited liability company was organized or registered on

                   -----------------------------------------------------------
                   month         day       year
                   under the laws of the state/country of
                                                          --------------------.

              d. The address to which interested persons may direct request for copies of the articles of organization, operating agreement, bylaws, or other charter documents of the company is:
                      ---------------------------------------------------------

                   ------------------------------------------------------------

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          2.   Foreign Qualifying Limited Partnership
               (If the qualifying entity is a foreign limited partnership, the following information must be completed)

               a.  The name of limited partnership is
                                                      ------------------------

                   -----------------------------------------------------------

               b.  The limited partnership was formed on
                                                        ----------------------
                                                        month     day   year
                   under the laws of the state/country of
                                                         ---------------------

               c. The address of the office of the limited partnership in its state/country of organization is
                                                   ---------------------------

                   -----------------------------------------------------------

              d.   The limited partnership's principal office address is

                   -----------------------------------------------------------

              e. The names and business or residence addresses of the GENERAL partners of the partnership are as follows:


                   Name                     Address


                   -----------------------------------------------------------

                   -----------------------------------------------------------

                   -----------------------------------------------------------

                   (If insufficient space to cover this item, please attach a separate sheet listing the general partners and their respective addresses)

              f. The address of the office where a list of the names and business or residence addresses of the limited partners and their respective capital contributions is to be maintained is:

                   -----------------------------------------------------------

                   -----------------------------------------------------------

                   The limited partnership hereby certifies that it shall maintain said records until the registration of the limited partnership in Ohio is cancelled or withdrawn.

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     The undersigned constituent entities have caused this certificate of merger to be signed by its duly authorized officers, partners and representatives on the date(s) stated below.

Bankers Hazard Determination Services, Inc.          Geotrac, Inc.
------------------------------------------- ----------------------------------
exact name of entity                        exact name of entity

By: /s/  G. Kristin Delano                  By:  /s/  Daniel J. White
    ---------------------------------------    -------------------------------
Its:  Corporate Secretary                   Its:  President
     --------------------------------------      -----------------------------

Date:   5/12/98                             Date:     7/1/98
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exact name of entity                        exact name of entity

By:                                         By:
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Its:                                        Its:
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Date:                                       Date:
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exact name of entity                        exact name of entity

By:                                         By:
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Its:                                        Its:
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Date:                                       Date:
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exact name of entity                        exact name of entity

By:                                         By:
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Its:                                        Its:
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Date:                                       Date:
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exact name of entity                        exact name of entity

By:                                         By:
    ---------------------------------------    -------------------------------
Its:                                        Its:
     --------------------------------------      -----------------------------

Date:                                       Date:
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(Please note that the chairman of the board, the president, vice president, secretary or an assistant secretary must sign on behalf of each constituent corporation, and at least one general partner must sign on behalf of each constituent limited partnership; if insufficient space for signature, a separate sheet should be attached containing such signatures)